EXHIBIT 99.1

Slide presentation to be made at investor conference

Initial public offering - 11/07/94 IPO price - $5.00 (adjusted) Current market price - $25.00 Northwest Bancorp, Inc. Warren, Pennsylvania NASDAQ "NWSB"

Presentation Outline Corporate Profile and Structure Operating Performance Year Ended June 30, 2004 Major Accomplishments Year Ended June 30, 2004 Northwest's Historical Performance Northwest's Future

Northwest Bancorp, Inc. Corporate Profile

Overview of Northwest Bancorp, Inc. 135 Community Banking Offices in Pennsylvania; 5 in Ohio; 10 in New York and 2 in Maryland Fifth largest financial institution headquartered in Pennsylvania 47 Consumer Finance Offices in Pennsylvania and Two in New York Total Assets of $6.2 Billion 1,769 Employees at September 30, 2004 (1,613 FTEs)

Current Organizational Structure

Operating Performance Year Ended June 30, 2004

Financial Highlights At Fiscal Year End June 30, 2004 2003 Net Change % Chg Assets $5,778,623,000 $5,222,367,000 $556,256,000 10.7% Loans Receivable $3,788,570,000 $3,246,771,000 $541,799,000 16.7% Deposit Accounts $4,685,652,000 $4,263,555,000 $422,097,000 9.9% Shareholders' Equity $499,979,000 $356,932,000 $143,047,000 40.1% Book Value Per Share $10.42 $7.48 $.76 39.3%

Income Statement Fiscal Year Ended June 30, 2004 2003 % CHG Net Interest Income $159,534,000 $137,981,000 15.6% Provision for Loan Losses $6,842,000 $8,431,000 (18.8%) Non-Interest Income $31,940,000 $26,735,000 19.5% Gain on Sale of Investments $3.2 million $758,000 Non-Interest Expense $114,001,000 $98,007,000 16.3% Net Income After Tax $50,528,000 $41,691,000 21.2% Net Income Without Investment Gains $47,300,000 $40,900,000 15.6% Earnings Per Share $1.04 $.87 EPS Without Investment Gains $.99 $.86 Net Income - September 30 $14.4 million $10.9 million 32.7%

Northwest Bancorp, Inc. The Year's Major Accomplishments

Incremental Offering Initiated an Incremental Offering of from $65 million to $115 million First such offering Completed on August 22, 2003 Received orders for more than $132 million All $115 million was sold to our Depositors, Shareholders or members of our communities Enabled us to maintain a Tier I capital ratio in excess of 7% following the Bell acquisition No dilution to our shareholders as an equal number of MHC shares were cancelled and total shares outstanding did not change.

Bell Federal Savings Bank Largest Acquisition in the History of our Company Assets of $900 million Deposits of $600 million Seven offices in Pittsburgh (Wexford, McKnight Road, Sewickley, Downtown, Mt. Lebanon, Bellevue, Oakland) Closed August 31, 2003 Integrated October 17, 2003

Bell Federal Savings Bank (con't.) Strengths Large, well-positioned offices in affluent markets Strong presence in the Pittsburgh market (23 offices) Very strong asset quality - no charge offs in five years Very efficient - only 52 employees Substantial contribution to earnings Able to unwind Bell's $200 million leveraging strategy

Leeds Federal Savings Bank Closed in January of 2003 Integrated September 10, 2004 The second largest acquisition in our Company's history Assets of $441 million Two offices in southwest corridor of Baltimore Arbutus - Deposits of $359 million, diverse market/mixed income Elkridge - Deposits of $48 million, growing suburban market

Leeds Federal Savings Bank Strengths Purchased by our MHC at $8 million less than book value Northwest Bancorp, Inc. purchased from MHC by issuing 1,334,859 shares and canceling debt of $12 million Very strong asset quality Strong management team Competitive but growing market Proximity to our York county, PA offices Niche as a community bank

First Carnegie Deposit Acquired by our MHC. Integrated with NSB on November 12, 2004. Three offices in greater Pittsburgh market Carnegie Kennedy Township (McKees Rocks) Washington, PA Assets of $95 million, Deposits of $82 million Strengths Fits nicely within our footprint Strong asset quality 18 employees Purchased near book value by MHC. Inc. Purchased from MHC by issuing 1,090,900 shares.

Organic Growth Opened five new community banking offices: Fairview, PA (Erie market) Hershey, PA (second location) Hanover, PA (second location) Amherst, NY (Jamestown Savings Bank) Downtown Buffalo (Ellicott Square Building), NY (Jamestown Savings Bank)

Increased Dividend Increased our quarterly dividend from $.08 to $.10 in August of 2003 and from $.10 to $.12 in August of 2004, a 50% increase. MHC discontinued the dividend waiver on their 29.4 million shares. Expect to request the waiver of future dividends. Dividends paid to public shareholders - $9.5 million annually Approximately 18% of earnings paid to public shareholders As an MHC, we can pay a strong dividend while retaining much of our earnings for future growth. However, we continue to take a cautious approach.

Other Major Initiatives Replaced inadequate banking facilities in Meadville (2), Sarver, Kittanning (2) and at 34th & Liberty, Erie Closed over 50,000 loans Expanded the use of Internet Banking and bill paying 21% of our checking account customers are now using internet banking 20% of our internet banking customers are now using bill pay

Other Major Initiatives (con't.) Expanded our ATM network by 9% to 241 machines (Among top 100 operators of ATMs nationwide) Increased assets under management in our Trust and Investment Management Division by 27% to $644 million Added four commercial lenders and grew our commercial loan portfolio by $82 million or 16% Constructed a new Administration Center with 75,000 square feet of office space and a new Processing Center with 40,000 square feet of space

Northwest Bancorp, Inc. Northwest's Historical Performance

Assets at June 30, In Billions of Dollars 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 1.59 1.88 2.09 2.56 3.08 3.41 3.85 4.31 5.22 5.78 363% Increase CAGR - 15.4%

Components of Growth Since 1995 Assets # of Offices Whole Company Acquisitions $1.262 billion 20 Branch Purchases $927 million 42 De Novo (start ups) $926 million 40 Organic $1.075 billion* TOTAL GROWTH $4.19 billion 102 * Represents CAGR of approximately 5.91%

Community Banking Offices 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 45 54 57 71 94 106 118 126 137 147 326% Increase CAGR - 14.06%

Loans 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Mortgage 0.865 1.01 1.1 1.37 1.72 1.84 1.96 2.02 2.07 2.32 Consumer 0.205 0.252 0.311 0.353 0.415 0.511 0.575 0.617 0.702 0.91 Commercial 0.107 0.165 0.187 0.19 0.193 0.243 0.339 0.4 0.508 0.59

Net Income for the Year Ended June 30, Millions of Dollars 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 16.3 18.1 20.4 22.2 23.9 30.9 31.4 37.9 40.9 47.3 Excluding Gains on Sale of Investments and Amortization of Goodwill 290% Increase CAGR - 12.6%

Book Value Per Share at June 30, 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 3.87 4.08 4.25 4.65 4.93 5.23 5.81 6.66 7.48 10.42 269% Increase CAGR - 11.6%

Earnings Per Share for the Year Ended June 30, 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 0.36 0.4 0.44 0.48 0.51 0.66 0.67 0.8 0.86 0.99 289% Increase CAGR - 12.5% Excluding Gains on Sale of Investments and Amortization of Goodwill

Market Price Per Share at June 30, 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 4.82 5.63 7.75 15.81 10 6.88 10.5 13.21 16.03 22.9 475% Increase CAGR - 18.9%

Credit Quality "Non Performing Assets to Total Assets"

Interest Rate Spread

Northwest Bancorp, Inc. The Future

Strategic Direction Continue to expand our retail network through de novo offices and strategic acquisitions Continue to expand the number of products and services (relationships) that our customers have with our Company Continue to streamline our operations and build efficiencies Continue to expand our business banking and investment management units Develop the Northwest "brand" or image as a company "Where people make the difference".

Northwest Bancorp, Inc. How Do We Continue to Grow Our Retail Operation? Continue to be opportunists. Project 10% balance sheet growth per year. Whole Company and Branch Acquisitions 4.5% De Novo Offices 2.0% Organic Growth 3.5% 10.0%

Northwest Bancorp, Inc. Metropolitan Markets Major markets where we currently have offices or are in close proximity and can expand by acquisition or de novo: Pittsburgh, PA Lancaster, York Counties, PA Erie, PA Baltimore, MD Cleveland, OH Buffalo, NY Philadelphia, PA

Other Earnings Enhancements Improving Efficiencies Almost all of the products and services we need to compete in the financial services arena are now in place. Our infrastructure has been built and will accommodate substantial growth. Business Banking Trust and Investment Management Internet Banking Call Center

Why Own Northwest? Proven ability to grow our business in a safe, sound and profitable manner Strong credit quality Positioned to continue paying higher dividends Stable, experienced management team that is focused on the Company's strategic objectives Stable business (community banking) that most people understand